UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
For the Six Months Ended
November 30, 2019

First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Letter from the Chairman and CEO
November 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Senior Floating Rate Income Fund II (the “Fund”), which contains detailed information about the Fund for the six months ended November 30, 2019, including a market overview and a performance analysis.
A significant event for the markets in the past six months was the decision by the Federal Reserve (the “Fed”) to reverse course with respect to monetary policy. For those who may not follow the Fed closely, after holding its federal funds target rate (upper bound) at an artificially low 0.25% for seven years (December 2008-December 2015) to help stimulate U.S. economic activity, the Fed spent the better part of the next four years (December 2015-July 2019) increasing its benchmark lending rate in an effort to normalize it. Over that period, the Fed increased the rate from 0.25% to 2.50%. To lend some perspective, the average federal funds target rate (upper bound) was 2.96% for the 30-year period ended November 30, 2019, so the Fed came close to achieving its goal of normalizing it, according to data from Bloomberg. From the end of July 2019 through the end of November, however, the Fed initiated three rate cuts that dropped it from 2.50% to 1.75%.
So why did the Fed reverse course on monetary policy? We believe, as well as others in the financial media, that the Fed’s reversal on monetary policy has to do with the trade tariffs. The Trump Administration first began implementing new trade tariffs on imported goods back in March 2018. While the original tariffs targeted just imported steel and aluminum, the use of tariffs quickly escalated to other goods and services. The lion’s share of the tariff conflict today is between the U.S. and China, the two largest economies in the world. In our opinion, it is widely believed that President Donald J. Trump is utilizing tariffs as leverage to try and negotiate more favorable trade agreements between the U.S. and its major trading partners. One of the byproducts of the escalation in the use of tariffs by all parties involved has been a slowdown in global economic growth, particularly in the U.S. The annualized U.S. real gross domestic product growth rate in the second quarter of 2018 (when new tariffs were introduced) was 3.5%. As of the second and third quarters of 2019, that annualized growth rate was down to 2.0% and 2.1%, respectively, according to data from the Bureau of Economic Analysis. For many months, President Trump has publicly challenged the Fed to lower rates aggressively to help offset the tempering of economic growth. President Trump has noted that the Fed has room to lower rates due to the extremely low-to-negative rate levels found in many countries abroad as well as the lack of any significant inflationary pressure in the current climate. While the Fed has delivered some rate cuts in recent months, we believe that President Trump will continue to bang the drum for even more cuts.
Investors continue to flock to income-oriented investment products, such as open-end bond mutual funds and exchange-traded bond funds (ETFs). Net inflows to taxable bond funds and ETFs totaled an estimated $319.0 billion for the 12-month period ended November 30, 2019, according to Morningstar. The current climate featuring low interest rates, low bond yields and low inflation, if sustained, could make closed-end funds an attractive alternative to other income-oriented products moving forward, in our opinion.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of November 30, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$12.16
Common Share Net Asset Value (“NAV”)	$13.66
Premium (Discount) to NAV	(10.98)%
Net Assets Applicable to Common Shares	$364,636,886
Current Monthly Distribution per Common Share(1)	$0.0825
Current Annualized Distribution per Common Share	$0.9900
Current Distribution Rate on Common Share Price(2)	8.14%
Current Distribution Rate on NAV(2)	7.25%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 11/30/19	1 Year Ended 11/30/19	5 Years Ended 11/30/19	10 Years Ended 11/30/19	Inception (5/25/04) to 11/30/19
Fund Performance(3)
NAV	3.44%	6.42%	4.97%	6.49%	4.40%
Market Value	5.30%	9.76%	4.91%	7.47%	3.31%
Index Performance
S&P/LSTA Leveraged Loan Index	1.37%	4.21%	3.85%	5.14%	4.68%

(1)	Most recent distribution paid or declared through 11/30/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of November 30, 2019 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Senior Loans and Other Debt Securities(5)
BBB-	6.0%
BB+	3.1
BB	8.5
BB-	19.6
B+	24.6
B	26.5
B-	9.5
CCC+	1.4
CCC	0.6
Privately rated(6)	0.2
Total	100.0%

Top 10 Issuers	% of Senior Loans and other Securities(5)
Bausch Health Companies, Inc. (Valeant)	3.7%
Multiplan, Inc. (MPH)	3.6
HUB International Limited	3.1
Reynolds Group Holdings, Inc.	2.6
AlixPartners, LLP	2.4
Stars Group Holdings B.V. (Amaya)	2.3
Refinitiv US Holdings, Inc.	2.3
Amwins Group, Inc.	2.3
Asurion, LLC	2.1
CenturyLink, Inc. (Qwest)	2.0
Total	26.4%
Industry Classification	% of Senior Loans and Other Securities(5)
Health Care Providers & Services	15.9%
Software	11.7
Hotels, Restaurants & Leisure	11.0
Insurance	8.5
Media	7.6
Diversified Financial Services	7.0
Pharmaceuticals	6.8
Containers & Packaging	3.7
Life Sciences Tools & Services	2.7
Food & Staples Retailing	2.7
Diversified Telecommunication Services	2.4
Diversified Consumer Services	2.1
Building Products	2.0
Entertainment	2.0
Auto Components	1.9
Aerospace & Defense	1.6
Commercial Services & Supplies	1.6
Food Products	1.5
Health Care Technology	1.0
Capital Markets	0.9
Professional Services	0.9
Electric Utilities	0.8
Chemicals	0.7
Household Durables	0.6
Independent Power & Renewable Electricity Producers	0.6
Real Estate Management & Development	0.5
Oil, Gas & Consumable Fuels	0.3
Communications Equipment	0.3
Semiconductors & Semiconductor Equipment	0.2
Wireless Telecommunication Services	0.2
Machinery	0.2
Road & Rail	0.1
Specialty Retail	0.0*
Construction & Engineering	0.0*
Automobiles	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.
(6)	Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

Portfolio Commentary
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2019 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2019, the First Trust Leveraged Finance Team managed or supervised approximately $4.30 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Scott D. Fries, CFA – Senior Vice President, Portfolio Manager
Commentary
First Trust Senior Floating Rate Income Fund II
The primary investment objective of First Trust Senior Floating Rate Income Fund II (“FCT” or the “Fund”) is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”). Under normal market conditions, at least 80% of the Fund’s Managed Assets are generally invested in lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk, and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
Market Recap
During the six-month period ended November 30, 2019 (the “Period”), President Trump and Chinese President Xi Jinping made progress with respect to the ongoing trade dispute by sketching broad brush strokes on “phase one” of a trade agreement, and the Federal Reserve (the “Fed”) cut its policy interest rate three times for a total of 75 basis points (bps), leading risk assets to rise sharply during the period, as evidenced by the equity market, which was up 15.26% during the Period, as measured by the S&P 500® Index. Interest rates, as measured by 10-Year U.S. Treasury yields, experienced volatility during the Period as the prevailing narrative surrounding the probability of a successful trade outcome fluctuated back and forth. Interest rates entered the Period at 2.12% before falling to 1.46% by early September, ultimately rising to 1.78% by the end of November. The senior loan market, as measured by the S&P/LSTA Leveraged Loan Index (the “Index”), returned 1.37% in the Period, and the high-yield bond market, as measured by the ICE BofAML US High Yield Constrained Index, returned 4.21%.1
Senior Loan Market
Although senior loans experienced a positive return during the Period, retail mutual fund and exchange-traded fund demand for senior loans remained muted. The senior loan market has now experienced fourteen consecutive months of outflows from mutual funds totaling $56 billion during that period, and $18 billion of outflows during the last six months.2 Consequently, spreads over 3-month London Interbank Offered Rate (“LIBOR”) increased 58 bps to L+504 bps.3 We believe that retail outflows are primarily due to investors anticipating the rate cuts from the Fed, and LIBOR, the benchmark rate for senior loan coupons, decreasing from 2.81% at the end of 2018 to 1.91% by the end of November 2019.1
Within the senior loan market, higher quality senior loans outperformed lower quality senior loans in the Period, a trend that has persisted since the end of 2018. BB rated issues returned 2.46%, outperforming the 1.31% return of B rated issues and -4.55% return of CCC rated issues in the Period. The average price of senior loans, as measured by the Index, declined in the Period from $96.99 to $95.58. The last twelve months (“LTM”) default rate within the Index ended the period at 1.48%, which compares favorably to the long-term average default rate of 2.90% of the Index, dating back to March 1999.3
[1]	Source: Bloomberg. Performance of senior loans and high-yield bonds are based on the S&P/LSTA Leveraged Loan Index and ICE BofAML U.S. High Yield Constrained Index, respectively.
[2]	Source: JP Morgan High Yield Bond and Leveraged Loan Market Monitor
[3]	Source: Standard & Poor’s Leveraged Loan Commentary and Data.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2019 (Unaudited)
Performance Analysis
The Fund generated a net asset value (“NAV”) return4 of 3.44% and a market price return4 of 5.30%, while the Index returned 1.37%. The Fund’s market price return benefited from the Fund’s discount to NAV narrowing over the Period ended November 30, 2019. At the start of the Period, the Fund’s market price was at a 12.55% discount to NAV and moved to a 10.98% discount to NAV by the end of the Period, a narrowing of 157 bps.
The largest contributing factor to the Fund’s performance relative to the Index during the Period was the Fund’s underweight position within the oil & gas industry as the industry was one of the worst performing industries within the Index during the Period. The Fund’s overweight position and asset selection within the insurance industry also positively impacted returns during the Period since the industry was one of the best performing industries within the Index. Specifically, several insurance brokers held by the Fund outperformed the broader insurance industry. Additionally, the Fund’s overweight position and asset selection within the electronics/electrical industry contributed positively to returns as a software company held by the Fund outperformed the broader electronics/electrical industry during the Period.
Partially offsetting these contributing factors was the Fund’s use of leverage as senior loan returns underperformed the cost of borrowing during the Period. Also detracting from the Fund’s return during the Period was its asset selection within the automotive and healthcare industries. Within the automotive industry, the Fund’s holdings in a specialty automotive lighting manufacturer underperformed the broader automotive industry. Finally, within the healthcare industry, the Fund’s holdings in two emergency medical services providers and an advanced wound care business underperformed the broader healthcare industry during the Period.
From an income perspective, the monthly distribution rate began the Period at $0.0625 per share and ended at $0.0825 per share. At the $0.0825 per share monthly distribution rate, the annualized distribution rate at the end of November 2019 was 7.25% at NAV and 8.14% at market price.
Market and Fund Outlook
The United States and China have come to a preliminary agreement on “phase one” of a trade deal, which will most likely be signed in early 2020. In our opinion, the signing of the “phase one” trade deal gives the Fed additional confirmation to keep its policy interest rate unchanged after cutting rates three times in the last six months. We believe that a predictable Fed will bode well for the U.S. economy as growth continues on the back of a healthy U.S. consumer.
We remain confident that the favorable backdrop for the macro economy will persist for the near to intermediate term and that we are in a healthy part of the economic cycle to own senior loans and high-yield bonds. We believe senior loans look relatively attractive given their current yields, the low corporate default rate and senior loans secured position in the capital structure. The current senior loan yield-to-maturity (“YTM”) is 6.47%, 8 bps higher than the high-yield bond YTM of 6.39%, a relationship that has existed for the past six months. The last time senior loans yielded more than high-yield bonds in consecutive months was in August and September of 2007.1,3 As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.
[4]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
November 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 136.3%
	Aerospace & Defense – 2.3%
$7,382,023	Transdigm, Inc., Term Loan F, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.20%	06/09/23	$7,382,023
880,539	Transdigm, Inc., Tranche E Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.20%	05/30/25	879,377
				8,261,400
	Alternative Carriers – 0.5%
1,806,996	Level 3 Financing, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	3.45%	03/01/27	1,805,876
	Application Software – 9.5%
1,552,656	CCC Information Services, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.46%	04/26/24	1,541,989
308,927	Hyland Software, Inc., 2nd Lien Term Loan, 1 Mo. LIBOR + 7.00%, 0.75% Floor	8.70%	07/10/25	312,532
4,586,224	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	5.20%	07/01/24	4,596,268
4,724,400	Infor (US), Inc. (fka Lawson Software, Inc.), Term Loan B-6, 3 Mo. LIBOR + 2.75%, 1.00% Floor	4.85%	02/02/22	4,728,983
1,110,968	Informatica Corporation, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	4.95%	08/06/22	1,111,368
1,043,815	Micro Focus International (MA Financeco, LLC), Miami Escrow TL B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.20%	06/21/24	1,036,967
7,049,139	Micro Focus International (MA Financeco, LLC), Seattle Spinco TLB, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.20%	06/21/24	7,002,896
3,789,735	Mitchell International, Inc., 1st Lien Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	4.95%	11/30/24	3,623,934
1,955,940	NCR Corporation, Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.21%	08/28/26	1,956,761
752,400	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), 2019 Incremental Term Loan B, 3 Mo. LIBOR + 4.25%, 0.00% Floor	6.24%	04/26/24	751,776
2,529,400	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.49%	04/26/24	2,502,006
5,278,921	RP Crown Parent (JDA Software Group), Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.45%	10/12/23	5,277,285
99,824	Ultimate Software Group, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	5.45%	05/03/26	100,268
				34,543,033
	Asset Management & Custody Banks – 0.3%
858,422	Harbourvest Partners L.P., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.02%	03/01/25	858,422
380,847	Victory Capital Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 0.00% Floor	5.35%	07/01/26	382,435
				1,240,857
	Auto Parts & Equipment – 2.4%
1,990,215	American Axle & Manufacturing, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.96%	04/06/24	1,952,540
494,817	American Axle & Manufacturing, Inc., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	4.19%	04/06/24	485,450
4,916,079	Gates Global, LLC, Initial B-2 Dollar Term Loans, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.45%	03/31/24	4,899,414
950,396	Lumileds (Bright Bidco B.V.), Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	5.20%	06/30/24	448,843

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Auto Parts & Equipment (Continued)
$1,961,026	Lumileds (Bright Bidco B.V.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.60%	06/30/24	$926,134
				8,712,381
	Automotive Retail – 0.0%
188,461	KAR Auction Services, Inc. (Adesa), Term Loan B-6, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.00%	09/19/26	189,403
	Broadcasting – 7.7%
1,245,998	Cumulus Media Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor	5.45%	03/31/26	1,252,004
2,577,013	E.W. Scripps Company, Incremental Term Loan B-1, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	05/01/26	2,585,079
5,056,338	Gray Television, Inc., Term C Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.28%	01/02/26	5,071,103
9,192,349	iHeartCommunications, Inc., Exit Term Loan, 1 Mo. LIBOR + 4.00%, 0.00% Floor	5.78%	05/01/26	9,245,940
6,956,522	Nexstar Broadcasting, Inc., Incremental Term Loan B-4, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	09/19/26	6,982,609
473,125	Nexstar Broadcasting, Inc., Mission Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.03%	01/17/24	473,584
2,381,039	Nexstar Broadcasting, Inc., Nexstar Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.95%	01/17/24	2,383,348
				27,993,667
	Building Products – 2.8%
186,963	Beacon Roofing Supply, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.95%	01/02/25	185,385
85,550	JELD-WEN, Inc., Term Loan B-4, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.10%	12/14/24	85,528
10,065,750	Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	11/15/23	10,059,509
				10,330,422
	Cable & Satellite – 2.6%
2,613,978	Cablevision (aka CSC Holdings, Inc.), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.02%	07/17/25	2,604,542
1,506,097	Cablevision (aka CSC Holdings, Inc.), Sept. 2019 Term Loan B-5, 2 Mo. LIBOR + 2.50%, 0.00% Floor	4.33%	04/15/27	1,506,473
5,329,500	Virgin Media Investment Holdings Limited, Term Loan N, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.27%	01/31/28	5,330,246
				9,441,261
	Casinos & Gaming – 11.2%
7,914,643	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	12/22/24	7,849,980
7,497,713	CityCenter Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.95%	04/18/24	7,507,085
186,548	Golden Nugget, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	4.45%	10/04/23	186,412
3,642,122	Golden Nugget, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.75% Floor	4.68%-4.72%	10/04/23	3,639,464
571,568	Penn National Gaming, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.95%	10/15/25	573,385
3,447,936	Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	08/14/24	3,430,697
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Casinos & Gaming (Continued)
$11,593,427	Stars Group Holdings B.V. (Amaya), Term Loan B, 3 Mo. LIBOR + 3.50%, 0.00% Floor	5.60%	07/10/25	$11,637,946
5,355,614	Station Casinos, Inc. (Red Rocks), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	4.21%	06/08/23	5,363,326
739,546	Twin River Worldwide Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	05/10/26	736,906
				40,925,201
	Coal & Consumable Fuels – 0.3%
1,020,750	Arch Coal, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.45%	03/07/24	973,111
305,209	Peabody Energy Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	03/31/25	255,994
				1,229,105
	Communications Equipment – 0.4%
1,483,058	Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	4.95%	04/06/26	1,471,624
	Construction & Engineering – 0.0%
177,705	Pike Corp., 2019 New Term Loans, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.96%	07/24/26	177,967
	Diversified Support Services – 0.4%
1,369,908	Brightview Landscapes, LLC (FKA - Brickman), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.25%-4.31%	08/15/25	1,372,909
	Electric Utilities – 0.3%
927,500	Vistra Operations Company, LLC (TEX/TXU), Term Loan B3, 1 Mo. LIBOR + 1.75%, 0.00% Floor	3.45%-3.52%	12/31/25	930,106
	Environmental & Facilities Services – 1.6%
2,075,572	GFL Environmental, Inc., 2018 Incremental Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.70%	05/31/25	2,052,222
3,962,084	Packers Holdings, LLC, Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.57%	12/04/24	3,921,235
				5,973,457
	Food Distributors – 0.4%
1,468,359	US Foods, Inc., Incremental B-2019 Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.70%	08/31/26	1,470,562
	Food Retail – 1.5%
5,423,971	Albertson’s, LLC, Term Loan B-8, 1 Mo. LIBOR + 2.75%, 0.75% Floor	4.45%	08/15/26	5,455,918
	Health Care Facilities – 2.3%
1,010,848	Acadia Healthcare Company, Inc., Term Loan B3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.20%	02/11/22	1,011,950
1,157,570	Acadia Healthcare Company, Inc., Term Loan B4, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.20%	02/16/23	1,158,832
3,591,667	Concentra, Inc., Term Loan B, 6 Mo. LIBOR + 2.50%, 0.00% Floor	4.54%	06/01/22	3,590,158
1,562,064	Gentiva Health Services, Inc. (Kindred at Home), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	5.50%	06/30/25	1,566,953
745	Select Medical Corp., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.21%	03/06/25	741

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Facilities (Continued)
$911,805	Select Medical Corp., Term Loan B, 6 Mo. LIBOR + 2.50%, 0.00% Floor	4.58%	03/06/25	$907,246
				8,235,880
	Health Care Services – 12.8%
4,095,032	21st Century Oncology Holdings, Inc., Tranche B Term Loan, 3 Mo. LIBOR + 6.13%, 1.00% Floor	8.14%	01/16/23	3,854,448
1,036,649	Air Medical Group Holdings, Inc. (Global Medical Response), 2018 New Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.97%	04/28/22	976,752
924,786	Air Medical Group Holdings, Inc. (Global Medical Response), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.97%	03/14/25	859,921
2,821,937	Air Methods Corp. (a/k/a ASP AMC Intermediate Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.60%	04/21/24	2,326,179
1,074	athenahealth, Inc. (VVC Holding Corp.), Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor	6.26%	02/15/26	1,072
426,499	athenahealth, Inc. (VVC Holding Corp.), Term Loan B, 3 Mo. LIBOR + 4.50%, 0.00% Floor	6.40%	02/15/26	425,539
9,727,122	CHG Healthcare Services, Inc., Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.70%	06/07/23	9,737,238
5,716,775	DaVita, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.95%	08/12/26	5,743,816
3,621,534	DuPage Medical Group (Midwest Physician Admin. Services, LLC), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	4.45%	08/15/24	3,552,725
5,579,756	Envision Healthcare Corporation, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	5.45%	10/10/25	4,373,134
802,472	Exam Works (Gold Merger Co, Inc.), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.95%	07/27/23	805,481
5,183,637	Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.96%	08/31/24	5,103,291
3,086,505	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.45%	02/06/24	2,167,313
1,683,589	U.S. Renal Care, Inc., Term Loan B, 1 Mo. LIBOR + 5.00%, 0.00% Floor	6.75%	06/28/26	1,599,409
4,804,791	Verscend Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor	6.20%	08/27/25	4,808,395
187,128	Vizient, Inc., Term Loan B-5, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	04/30/26	187,186
				46,521,899
	Health Care Technology – 1.4%
4,313,745	Change Healthcare Holdings, Term Loan B, 1 Mo. LIBOR + 2.50%, 1.00% Floor	4.20%	03/01/24	4,310,510
728,240	Press Ganey (Azalea TopCo, Inc.), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	5.20%	07/25/26	724,467
				5,034,977
	Household Appliances – 0.9%
3,489,465	Traeger Grills (TGP Holdings III, LLC), Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.95%	09/25/24	3,253,926
	Human Resource & Employment Services – 1.2%
4,216,434	Alight, Inc. (fka Tempo Acq.), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	05/01/24	4,217,320
	Hypermarkets & Super Centers – 1.8%
6,606,902	BJ’s Wholesale Club, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.51%	02/03/24	6,617,539
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Independent Power Producers & Energy Traders – 0.8%
$2,907,228	Calpine Corporation, New Term Loan B5, 3 Mo. LIBOR + 2.50%, 0.00% Floor	4.61%	01/15/24	$2,913,944
	Industrial Machinery – 0.2%
921,305	Douglas Dynamics, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.71%	12/31/21	917,279
	Insurance Brokers – 11.8%
545,556	Alliant Holdings I, LLC, 2019 New Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.02%	05/10/25	542,419
6,654,345	Alliant Holdings I, LLC, Initial Term Loan, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.70%	05/09/25	6,579,484
11,369,527	Amwins Group, Inc., Term Loan B (First Lien), 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.45%-4.52%	01/25/24	11,390,902
40,409	HUB International Limited, Term Loan B, 2 Mo. LIBOR + 2.75%, 0.00% Floor	4.65%	04/25/25	39,825
15,921,035	HUB International Limited, Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	4.69%	04/25/25	15,690,816
2,101,643	National Financial Partners Corp. (NFP), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.70%	01/06/24	2,075,372
6,641,796	USI, Inc. (fka Compass Investors, Inc.), Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.10%	05/15/24	6,551,866
				42,870,684
	Integrated Telecommunication Services – 2.8%
10,234,539	CenturyLink, Inc. (Qwest), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	01/31/25	10,228,808
	Investment Banking & Brokerage – 0.9%
3,372,846	Citadel Securities L.P., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	5.20%	02/28/26	3,372,846
	Leisure Facilities – 1.4%
5,669,962	ClubCorp Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	4.85%	09/18/24	5,169,134
	Life Sciences Tools & Services – 3.8%
2,281,206	Ortho-Clinical Diagnostics Holdings Luxembourg, Term Loan B, 3 Mo. LIBOR + 3.25%, 0.00% Floor	5.31%	05/31/25	2,248,881
4,033,948	Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	09/27/24	3,889,896
3,239,753	Pharmaceutical Product Development, Inc. (PPDI), Term Loan B, 1 Mo. LIBOR + 2.50%, 1.00% Floor	4.20%	08/18/22	3,242,345
4,538,327	Sotera Health Holdings, LLC (Sterigenics), Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	4.93%	05/15/22	4,508,056
				13,889,178
	Managed Health Care – 6.2%
18,879,437	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	4.85%	06/07/23	18,034,582
4,683,005	Versant Health (Wink Holdco, Inc.), Initial Term Loan, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.70%	12/02/24	4,624,467
				22,659,049
	Metal & Glass Containers – 1.5%
5,517,006	Berry Global, Inc., Term Loan U, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.26%	07/01/26	5,539,405

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Movies & Entertainment – 2.8%
$2,715,853	AMC Entertainment, Inc., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.23%	04/22/26	$2,725,277
7,540,480	Cineworld Group PLC (Crown), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.95%	02/05/25	7,510,318
				10,235,595
	Other Diversified Financial Services – 9.7%
12,235,876	AlixPartners, LLP, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	04/04/24	12,283,963
8,518,523	Duff & Phelps Corporation (Deerfield Dakota), Initial Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.95%	02/13/25	8,399,264
11,433,790	Refinitiv US Holdings, Inc., Initial Dollar Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor	5.45%	10/01/25	11,500,448
3,096,440	Wex, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.95%	05/17/26	3,105,296
				35,288,971
	Packaged Foods & Meats – 2.1%
282,650	B&G Foods, Inc., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.20%	09/30/26	284,298
415,882	BellRing Brands, LLC, Term Loan B, 1 Mo. LIBOR + 5.00%, 1.00% Floor	6.70%	10/21/24	415,362
2,010,582	Hostess Brands, LLC (HB Holdings), Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.95%	08/03/25	2,006,822
4,533,002	Hostess Brands, LLC (HB Holdings), Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor	4.18%	08/03/25	4,524,525
366,937	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 2 Mo. LIBOR + 3.75%, 1.00% Floor	5.73%	07/07/24	368,772
				7,599,779
	Paper Packaging – 3.6%
12,996,725	Reynolds Group Holdings, Inc., U.S. Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	02/05/23	13,014,141
	Pharmaceuticals – 9.5%
1,692,270	Akorn, Inc., Loan, 1 Mo. LIBOR + 7.00%, 1.00% Floor	8.70%	04/16/21	1,599,804
18,787,806	Bausch Health Companies, Inc. (Valeant), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.77%	06/01/25	18,864,084
7,668,355	Endo, LLC, Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor	6.00%	04/29/24	7,049,595
4,592,676	GoodRX, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.50%	10/15/25	4,583,491
1,259,446	Grifols Worldwide Operations Limited, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.77%	11/15/27	1,266,222
910,330	Mallinckrodt International Finance S.A., 2017 Term Loan B, 3 Mo. LIBOR + 2.75%, 0.75% Floor	4.85%	09/24/24	711,423
653,052	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 3 Mo. LIBOR + 3.00%, 0.75% Floor	4.91%	02/24/25	506,116
				34,580,735
	Railroads – 0.1%
372,659	Genesee & Wyoming, Inc., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.70%	11/05/26	375,122
	Real Estate Services – 0.5%
232,008	Cushman & Wakefield (DTZ U.S. Borrower, LLC), Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	4.95%	08/21/25	232,299
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Real Estate Services (Continued)
$1,658,228	Realogy Corporation, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	3.96%	02/08/25	$1,598,813
				1,831,112
	Research & Consulting Services – 0.1%
338,722	Clarivate Analytics PLC (Camelot), Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	4.95%	10/31/26	339,738
	Restaurants – 2.5%
4,712,054	1011778 B.C. Unlimited Liability Company (Restaurant Brands) (aka Burger King/Tim Horton’s), Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	3.45%	11/14/26	4,709,698
624,069	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.19%-5.22%	01/18/25	623,757
4,000,000	Portillo’s Holdings, LLC, Term Loan B, 3 Mo. LIBOR + 5.50%, 1.00% Floor	7.20%	08/30/24	3,973,320
				9,306,775
	Security & Alarm Services – 0.2%
799,642	Garda World Security Corp., Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor	6.55%	10/30/26	796,443
	Semiconductors – 0.3%
649,392	ON Semiconductor Corp., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.70%	09/19/26	651,763
591,321	Western Digital Corporation, U.S. Term B-4 Loan, 1 Mo. LIBOR + 1.75%, 0.00% Floor	3.53%	04/29/23	589,423
				1,241,186
	Specialized Consumer Services – 2.9%
724,000	Asurion, LLC, Second Lien Replacement B-2 Term Loan, 1 Mo. LIBOR + 6.50%, 0.00% Floor	8.20%	08/04/25	729,205
4,949,875	Asurion, LLC, Term Loan B7, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.70%	11/03/24	4,953,736
1,128,432	Asurion, LLC, Term Loan B4, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.70%	08/04/22	1,130,317
3,622,530	Asurion, LLC, Term Loan B6, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.70%	11/03/23	3,625,356
				10,438,614
	Specialty Chemicals – 0.9%
3,375,440	H.B. Fuller Company, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.72%	10/20/24	3,375,811
	Systems Software – 6.8%
4,973,714	Applied Systems, Inc., 1st Lien Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.35%	09/13/24	4,951,631
1,511,161	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 7.00%, 1.00% Floor	9.10%	09/13/25	1,533,828
1,813,913	Dynatrace, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.45%	08/22/25	1,818,448
1,702,386	McAfee, LLC, Term Loan B, 1 Mo. LIBOR + 3.75%, 0.00% Floor	5.45%	09/30/24	1,703,663
3,385,778	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	5.70%	06/13/24	3,307,499
3,271,779	Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	4.96%	04/24/22	2,591,871

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2019 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Systems Software (Continued)
$1,462,088	SS&C European Holdings, S.a.r.l, Term Loan B-3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.95%	04/16/25	$1,468,945
951,755	SS&C European Holdings, S.a.r.l, Term Loan B-4, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.95%	04/16/25	956,218
1,744,206	SS&C European Holdings, S.a.r.l, Term Loan B-5, 1 Mo. LIBOR + 2.25%, 0.00% Floor	3.95%	04/16/25	1,752,491
1,322,436	SUSE (Marcel Lux IV SARL), Facility B1 USD, 1 Mo. LIBOR + 3.25%, 0.00% Floor	4.95%	03/15/26	1,299,294
3,374,529	Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	4.95%	06/15/25	3,271,605
				24,655,493
	Wireless Telecommunication Services – 0.3%
1,000,000	Frontier Communications Corp., Term Loan B-1, 1 Mo. LIBOR + 3.75%, 0.75% Floor	5.46%	06/15/24	995,830
	Total Senior Floating-Rate Loan Interests			497,042,362
	(Cost $504,392,950)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 1.5%
	Auto Parts & Equipment – 0.3%
1,093,000	American Axle & Manufacturing, Inc.	6.63%	10/15/22	1,109,736
	Cable & Satellite – 0.2%
150,000	CCO Holdings, LLC / CCO Holdings Capital Corp.	5.75%	01/15/24	153,625
557,000	CSC Holdings, LLC (d)	5.50%	05/15/26	589,714
				743,339
	Health Care Facilities – 0.7%
2,136,000	Tenet Healthcare Corp.	8.13%	04/01/22	2,338,920
	Health Care Services – 0.1%
438,000	DaVita, Inc.	5.13%	07/15/24	450,588
	Real Estate Services – 0.2%
668,000	Realogy Group LLC / Realogy Co-Issuer Corp. (d)	5.25%	12/01/21	674,513
	Total Corporate Bonds and Notes			5,317,096
	(Cost $5,087,131)

Shares	Description	Value
COMMON STOCKS (c) – 1.0%
	Broadcasting – 0.1%
25,815	Cumulus Media, Class A (e)	447,632
	Electric Utilities – 0.8%
106,607	Vistra Energy Corp.	2,828,284
	Oil & Gas Exploration & Production – 0.1%
119,734	Ascent Resources - Marcellus, LLC Class A Common Shares (e) (f)	245,455
3,699	Fieldwood Energy Equity (e) (g)	86,926
		332,381
	Total Common Stocks	3,608,297
	(Cost $3,357,339)
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2019 (Unaudited)
Shares	Description	Value
RIGHTS (c) – 0.0%
	Automobile Manufacturers – 0.0%
782	General Motors Corporation (e)	$7,038
	Electric Utilities – 0.0%
106,607	Vistra Energy Corp. (e)	114,976
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust (e) (h) (i) (j)	0
1	New Millennium Holdco, Inc., Lender Claim Trust (e) (h) (i) (j)	0
		0
	Total Rights	122,014
	(Cost $174,661)
WARRANTS (c) – 0.0%
	Oil & Gas Exploration & Production – 0.0%
31,000	Ascent Resources - Marcellus, LLC First Lien Warrants (e) (i)	930
	(Cost $3,100)
MONEY MARKET FUNDS (c) – 1.2%
4,533,125	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 1.52% (k)	4,533,125
	(Cost $4,533,125)
	Total Investments – 140.0%	510,623,824
	(Cost $517,548,306) (l)
	Outstanding Loans – (40.3)%	(147,000,000)
	Net Other Assets and Liabilities – 0.3%	1,013,062
	Net Assets – 100.0%	$364,636,886

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2019, securities noted as such amounted to $1,264,227 or 0.3% of net assets.
(e)	Non-income producing security.
(f)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At November 30, 2019, securities noted as such amounted to $245,455 or 0.1% of net assets.
(g)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At November 30, 2019, securities noted as such amounted to $86,296 or 0.0% of net assets.

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2019 (Unaudited)
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2019, securities noted as such are valued at $0 or 0.0% of net assets.
(i)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(j)	This security’s value was determined using significant unobservable inputs (see Note 2A — Portfolio Valuation in the Notes to Financial Statements).
(k)	Rate shown reflects yield as of November 30, 2019.
(l)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of November 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,163,728 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,088,210. The net unrealized depreciation was $6,924,482.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 497,042,362	$ —	$ 497,042,362	$ —
Corporate Bonds and Notes*	5,317,096	—	5,317,096	—
Common Stocks:
Oil & Gas Exploration & Production	332,381	—	332,381	—
Other industry categories*	3,275,916	3,275,916	—	—
Rights:
Automobile Manufacturers	7,038	7,038	—	—
Electric Utilities	114,976	—	114,976	—
Life Sciences Tools & Services	—**	—	—	—**
Warrants*	930	—	930	—
Money Market Funds	4,533,125	4,533,125	—	—
Total Investments	$ 510,623,824	$ 7,816,079	$ 502,807,745	$—**

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.
As of November 30, 2019, the Fund transferred common stocks and warrants valued at $246,385 from Level 3 to Level 2 of the fair value hierarchy. The common stocks and warrants that transferred from Level 3 to Level 2 did so as a result of being priced by an independent third-party pricing service.
Level 3 Rights that are fair valued by the Advisor’s Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $517,548,306)	$ 510,623,824
Cash	211,548
Receivables:
Investment securities sold	9,235,224
Interest	1,429,697
Prepaid expenses	7,896
Total Assets	521,508,189
LIABILITIES:
Outstanding loans	147,000,000
Payables:
Investment securities purchased	9,164,596
Investment advisory fees	315,620
Administrative fees	141,873
Interest and fees on loans	133,704
Audit and tax fees	34,163
Custodian fees	23,358
Shareholder reporting fees	22,386
Legal fees	15,458
Trustees’ fees and expenses	6,603
Transfer agent fees	4,294
Financial reporting fees	771
Other liabilities	8,477
Total Liabilities	156,871,303
NET ASSETS	$364,636,886
NET ASSETS consist of:
Paid-in capital	$ 398,920,686
Par value	266,970
Accumulated distributable earnings (loss)	(34,550,770)
NET ASSETS	$364,636,886
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$13.66
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	26,696,982

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Six Months Ended November 30, 2019 (Unaudited)
INVESTMENT INCOME:
Interest	$ 14,079,778
Dividends	26,652
Other	100,131
Total investment income	14,206,561
EXPENSES:
Interest and fees on loans	2,357,426
Investment advisory fees	1,943,258
Administrative fees	180,873
Shareholder reporting fees	45,574
Custodian fees	36,745
Audit and tax fees	31,100
Legal fees	24,664
Listing expense	16,347
Transfer agent fees	12,626
Trustees’ fees and expenses	8,232
Financial reporting fees	4,625
Other	12,733
Total expenses	4,674,203
NET INVESTMENT INCOME (LOSS)	9,532,358
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,132,352)
Net change in unrealized appreciation (depreciation) on investments	2,199,127
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,066,775
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 10,599,133
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets
	Six Months Ended 11/30/2019 (Unaudited)	Year Ended 5/31/2019
OPERATIONS:
Net investment income (loss)	$ 9,532,358	$ 19,688,863
Net realized gain (loss)	(1,132,352)	(5,925,300)
Net change in unrealized appreciation (depreciation)	2,199,127	(3,619,109)
Net increase (decrease) in net assets resulting from operations	10,599,133	10,144,454
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(11,766,695)	(19,355,312)
Total increase (decrease) in net assets	(1,167,562)	(9,210,858)
NET ASSETS:
Beginning of period	365,804,448	375,015,306
End of period	$ 364,636,886	$ 365,804,448
COMMON SHARES:
Common Shares at end of period	26,696,982	26,696,982

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Six Months Ended November 30, 2019 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$10,599,133
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(191,061,205)
Sales, maturities and paydown of investments	208,274,773
Net amortization/accretion of premiums/discounts on investments	(169,982)
Net realized gain/loss on investments	1,132,352
Net change in unrealized appreciation/depreciation on investments	(2,199,127)
Changes in assets and liabilities:
Decrease in interest receivable	314,709
Decrease in prepaid expenses	11,222
Decrease in interest and fees payable on loans	(68,053)
Decrease in investment advisory fees payable	(23,117)
Decrease in audit and tax fees payable	(28,037)
Increase in legal fees payable	1,313
Decrease in shareholder reporting fees payable	(11,433)
Increase in administrative fees payable	15,085
Increase in custodian fees payable	5,971
Increase in transfer agent fees payable	367
Increase in Trustees’ fees and expenses payable	4,057
Increase in other liabilities payable	3,117
Cash provided by operating activities		$26,801,145
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(11,766,695)
Repayment of borrowings	(43,000,000)
Proceeds from borrowings	27,000,000
Cash used in financing activities		(27,766,695)
Decrease in cash		(965,550)
Cash at beginning of period		1,177,098
Cash at end of period		$211,548
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,425,479
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 11/30/2019 (Unaudited)	Year Ended May 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 13.70	$ 14.05	$ 14.28	$ 14.03	$ 14.71	$ 14.95
Income from investment operations:
Net investment income (loss)	0.36	0.74	0.70	0.78	0.83	0.87
Net realized and unrealized gain (loss)	0.04	(0.36)	(0.17)	0.30	(0.63)	(0.27)
Total from investment operations	0.40	0.38	0.53	1.08	0.20	0.60
Distributions paid to shareholders from:
Net investment income	(0.44)	(0.73)	(0.70)	(0.78)	(0.88)	(0.84)
Return of capital	—	—	(0.06)	(0.05)	—	—
Total distributions paid to Common Shareholders	(0.44)	(0.73)	(0.76)	(0.83)	(0.88)	(0.84)
Net asset value, end of period	$13.66	$13.70	$14.05	$14.28	$14.03	$14.71
Market value, end of period	$12.16	$11.98	$12.99	$13.62	$13.05	$13.77
Total return based on net asset value (a)	3.44%	3.44%	4.24%	7.99%	2.36%	4.68%
Total return based on market value (a)	5.30%	(2.17)%	1.05%	10.89%	1.56%	4.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 364,637	$ 365,804	$ 375,015	$ 381,298	$ 374,685	$ 392,699
Ratio of total expenses to average net assets	2.57% (b)	2.53%	2.17%	2.06%	1.79%	1.69%
Ratio of total expenses to average net assets excluding interest expense	1.27% (b)	1.24%	1.26%	1.33%	1.27%	1.28%
Ratio of net investment income (loss) to average net assets	5.24% (b)	5.34%	4.94%	5.47%	5.98%	5.96%
Portfolio turnover rate	19%	58%	101%	116% (c)	43%	63%
Indebtedness:
Total loans outstanding (in 000’s)	$ 147,000	$ 163,000	$ 155,000	$ 146,000	$ 137,000	$ 159,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,481	$ 3,244	$ 3,419	$ 3,612	$ 3,735	$ 3,470

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	The variation in portfolio turnover rate is due to a significant increase in the refinancing of the Senior Floating-Rate Loan Interests held by the Fund during the year ended May 31, 2017.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FCT” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, at least 80% of the Fund’s Managed Assets are generally invested in lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the life of each respective borrowing.
On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative References Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”).
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates of any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Fund cannot yet be determined.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2019, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of November 30, 2019.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
D. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$19,355,312
As of May 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$536,758
Undistributed capital gains	—
Total undistributed earnings	536,758
Accumulated capital and other losses	(24,713,700)
Net unrealized appreciation (depreciation)	(9,206,266)
Total accumulated earnings (losses)	(33,383,208)
Other	—
Paid-in capital	399,187,656
Total net assets	$365,804,448
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At the taxable year ended May 31, 2019, the Fund had $21,181,966 of non-expiring capital loss carryforwards for federal income tax purposes.
At the taxable year ended May 31, 2019, the Fund had $4,665,052 of pre-enactment capital loss carryforward that expired.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2019, the Fund incurred $3,531,704 of late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of November 30, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
G. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2019, were $100,727,488 and $127,335,447, respectively.
5. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia (“Scotia”) that provides a secured line of credit for the Fund. The maximum commitment amount is $170,000,000. The borrowing rate is the applicable LIBOR rate plus 80 basis points. Prior to October 18, 2019, the borrowing rate was the applicable LIBOR rate plus 85 basis points. Under the credit agreement, the Fund pays a commitment fee of 0.25% when the loan balance is less than 75% of the maximum commitment. The average amount outstanding under the facility for the six months ended November 30, 2019 was $154,437,158, with the average weighted average interest rate of 3.00%. As of November 30, 2019, the Fund had three loans outstanding under the facility totaling $147,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates during the six months ended November 30, 2019 were 3.34% and 2.52%, respectively. The weighted average interest rate at November 30, 2019 was 2.54%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
7. Litigation
The Fund has been named as a defendant in litigation pending in the Bankruptcy Court for the Southern District of New York as part of the General Motors bankruptcy case. The plaintiff, the Motors Liquidation Company Avoidance Action Trust, is an entity formed under the bankruptcy plan of reorganization to prosecute “avoidance” actions such as preference actions. The lawsuit arises from years of ancillary litigation concerning whether the former holders of a term loan to General Motors (“GM”), for which JP Morgan acted as agent, lost their lien on GM collateral when a Uniform Commercial Code release was mistakenly filed terminating their interest in certain collateral securing the term loan. On January 21, 2015, the federal appeals court in New York ruled that the term lenders’ collateral interest was, indeed, terminated.
By virtue of the federal appellate court’s decision, all of the former holders of the term loan, including the Fund, are now being sued in the bankruptcy court in New York for the avoidance and return of certain payments they received both before and after the GM bankruptcy filing. The bankruptcy court lawsuit is premised on the assertion that the term lenders received payments on account of their status as fully secured creditors when in fact they should not have received the payments because they were not in fact fully secured.
The Fund was first served following the filing of the First Amended Complaint on May 20, 2015. The payments which were received by the Fund in 2009 and which the plaintiff seeks to recover from the Fund total $8,057,298. The Fund has engaged counsel to assist with its defense of this matter.
The parties to the litigation entered into a settlement agreement to resolve the litigation. The settlement agreement was subject to the approval of the United States Bankruptcy Court for the Southern District of New York, which approval was granted on June 13, 2019. Pursuant to the settlement agreement, all claims against the Fund were released by the parties to the settlement agreement, and the case against the Trust was dismissed. The settlement of the litigation did not require any payment by the Fund. Pursuant to the settlement agreement, the Fund was entitled to and did assert a general unsecured claim which allowed the Fund to recover a portion of the attorneys’ fees and costs incurred in the litigation.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 9, 2019. At the Annual Meeting, James A. Bowen and Robert F. Keith were elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 15,277,851, the number of votes against Mr. Bowen was 10,002,295, and the number of broker non-votes was 1,416,836. The number of votes cast in favor of Mr. Keith was 24,924,601, the number of votes against Mr. Keith was 355,545, and the number of broker non-votes was 1,416,836. Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
Hotels, Restaurants & Leisure Risk. Companies in the hotels, restaurants and leisure industry are subject to, among other things, a highly competitive marketplace; the ongoing need to contribute significant capital expenditures and keep pace with changes in technology and consumer preferences; difficulty in obtaining financing; and rapid obsolescence. In addition, these companies may be more sensitive to adverse economic (general and local), business or regulatory developments than other companies.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. There remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection. Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (“the Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments and considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was below the median advisory fee of the

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2019 (Unaudited)
peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2018 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the five- and ten-year periods ended December 31, 2018 but underperformed the Performance Universe median for the one- and three-year periods ended December 31, 2018. The Board also noted that the Fund outperformed the benchmark index for the three-, five- and ten-year periods ended December 31, 2018 but underperformed the benchmark index for the one-year period ended December 31, 2018. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2018 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

 Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 7, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 7, 2020

* Print the name and title of each signing officer under his or her signature.